EXHIBIT 99.2

             New World Communications Group Incorporated
                   Pro Forma Financial Information
                        Basis of Presentation


In March 1995 the Company sold its investment in WSBK-TV (the "Boston Station") for gross proceeds of $107.5 million. The Company repaid $19.5 million of the Bank Credit Agreement Loans in March 1995 and $77.3 million of the Step-Up Notes in April 1995 from the net proceeds of the Boston Station sale.

The Company purchased certain debt and equity securities of Argyle Television Holding Inc. ("Argyle") for total consideration of approximately $750.4 million, including the $100 million in cash paid for an option in 1994 and assumption of debt of approximately $283.6 million. Argyle controlled four VHF television stations, KDFW-TV (Dallas, Texas), KTBC-TV (Austin, Texas), KTVI-TV (St. Louis, Missouri) and WVTM-TV (Birmingham, Alabama). For financial reporting purposes, the acquisition occurred on March 31, 1995. FCC approval for change in control of the television stations occurred on April 14, 1995. The acquisition has been accounted for as a purchase.

In July 1995 the Company purchased Cannell Entertainment Inc. for Series E Cumulative Convertible Redeemable Preferred Stock ("Series E Preferred Stock") valued at approximately $30 million and certain other consideration. The acquisition has been accounted for as a purchase.

In August 1996 the Company sold substantially all of the assets of WVTM-TV and its subsidiaries (collectively, the "Birmingham Station") to National Broadcasting Company, Inc. ("NBC") for gross proceeds of $200 million, subject to certain adjustments. The Company repaid $80.0 million of the Acquisition Credit Agreement debt in August 1996 from the net proceeds of the Birmingham Station sale.

The following pro forma financial information gives effect to, as of January 1, 1995, the sale of the Boston Station, repayment of a portion of NW Television's debt, the purchase of Argyle, borrowings necessary to fund the Argyle acquisition, the issuance of preferred stock, the sale of the Birmingham Station, and the repayment of a portion of NWCAC's debt. The pro forma financial information does not necessarily reflect the future results or the results that would have occurred had these transactions actually occurred on January 1, 1995 (in thousands, except per share).

                  New World Communications Group Incorporated
                            Pro Forma Balance Sheet
                             (dollars in thousands)
                                 June 30, 1996
                                  (unaudited)




                                                                          Historical
                                                                          Results of
                                                              Historical     WVTM     Adjustments       Pro Forma
                                                              ----------  ----------  -----------       ----------
               ASSETS
Cash                                                         $   59,376    $     (2)    $123,986   (a)  $  183,360
Receivables                                                     180,187      (5,175)           -           175,012
Television program contract rights                               11,599        (186)           -            11,413
Film Costs                                                       81,415           -            -            81,415
Prepaid expenses                                                  4,545        (175)           -             4,370
Deferred income taxes                                             4,410           -            -             4,410
                                                             -----------------------------------        ----------
 Total current assets                                           341,532      (5,538)     123,986           459,980
Property, plant and equipment                                   212,808      (8,635)           -           204,173
Long-term receivables                                            16,292           -            -            16,292
Television program contracts rights                               5,132         (35)           -             5,097
Film costs                                                       35,996           -            -            35,996
Intangible assets and excess reorganization value             1,499,091     (86,398)     (43,995)  (b)   1,368,698
Equity investments                                               38,106           -            -            38,106
Other assets                                                     29,203         (20)           -            29,183
                                                             ----------   ---------   ----------        ----------
                                                             $2,178,160  $ (100,626)  $   79,991        $2,157,525
                                                             ==========  ==========   ==========        ==========

    LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and accrued expenses                        $   77,981  $   (1,372)    $  9,569   (c)  $   86,178
Television program contracts payable                             14,375         (90)           -            14,285
Deferred income                                                  20,364          (7)           -            20,357
Participations and residuals payable                             54,178           -            -            54,178
Current portion of long-term debt and notes payable              34,092           -       (4,125)  (d)      29,967
                                                             ----------  ----------   ----------        ----------
 Total current liabilities                                      200,990      (1,469)       5,444           204,965
Noncurrent television program contract rights                     6,611         (19)           -             6,592
Long-term debt                                                  952,877           -      (75,875)  (d)     877,002
Other noncurrent liabilities                                     23,702        (151)           -            23,551
Participations and residuals payable                             13,303           -            -            13,303
Deferred tax credits                                             74,904           -          814   (e)      75,718
Redeemable preferred stock                                      335,698           -            -           335,698
Commitments and contingencies
Stockholders' equity
 Preferred stock                                                224,850           -            -           224,850
 Common stock                                                       689           -            -               689
 Common stock warrants                                           10,500           -            -            10,500
 Additional paid-in capital                                     764,103           -            -           764,103
 Accumulated deficit                                           (430,067)    (98,987)     149,608   (f)    (379,446)
                                                             ----------  ----------   ----------        ----------
  Total stockholders' equity                                    570,075     (98,987)     149,608           620,696
                                                             ----------  ----------   ----------        ----------
                                                             $2,178,160  $ (100,626)  $   79,991        $2,157,525
                                                             ==========  ==========   ==========        ==========

                  New World Communications Group Incorporated
                       Pro Forma Statement of Operations
                             (dollars in thousands)
                         Six Months Ended June 30, 1996
                                  (unaudited)




                                                                            Historical
                                                                            Results of
                                                                Historical     WVTM     Adjustments       Pro Forma
                                                                ----------  ----------  -----------       ---------
Net revenues                                                    $ 335,474   $ (10,987)      $    -        $324,487
Operating Expenses
 Technical and programming                                        192,222      (2,606)           -         189,616
 Selling, general and administrative                               64,782      (2,163)           -          62,619
Depreciation and amortization of intangible assets                 38,381      (1,594)        (969)  (g)    35,818
Corporate expenses                                                 10,251           -            -          10,251
                                                                ---------    --------       ------        --------
 Income from operations                                            29,838      (4,624)         969          26,183
Other income (expense):
 Interest expense                                                 (45,912)          -        3,200   (h)   (42,712)
 Interest and investment income                                     2,479           -        1,946   (i)     4,425
 Other                                                               (388)          -            -            (388)
                                                                ---------    --------       ------        --------
                                                                  (43,821)          -        5,146         (38,675)
                                                                ---------    --------       ------        --------
Income (loss) before income taxes                                 (13,983)     (4,624)       6,115         (12,492)
Income tax benefit                                                  1,159           -          398   (j)     1,557
Equity in earnings of affiliates                                    1,397           -            -           1,397
                                                                ---------    --------       ------        --------
Net income (loss)                                               $ (11,427)   $ (4,624)      $6,513        $ (9,538)
                                                                =========    ========       ======        ========
Earnings per common and common
equivalent share                                                $    (.22)                                $   (.19)
                                                                =========                                 ========
Weighted average shares outstanding                                68,678                                   68,678
                                                                =========                                 ========

                  New World Communications Group Incorporated
                       Pro Forma Statement of Operations
                             (dollars in thousands)
                          Year Ended December 31, 1995
                                  (unaudited)


                                                                 Historical  Historical  Historical
                                                                  Results    Results      Results
                                                                    of          of          of      Adjustments
                                                    Historical     WSBK       Argyle       WVTM         $             Pro Forma
                                                    ----------  ----------  ----------  ----------  -----------       ---------
Net revenues                                        $ 605,010   $ (5,741)   $  29,628   $  (19,097)  $       -        $ 609,800
Operating Expenses
 Technical and programming                            362,088     (5,189)      10,130       (5,432)          -          361,597
 Selling, general and administrative                  113,123     (1,058)       6,474       (3,570)          -          114,969
Depreciation and amortization of intangible assets     67,028       (798)       6,951       (2,291)     (3,738)  (g)     67,152
Corporate expenses                                     20,432          0        9,761            0      (9,761)  (k)     20,432
                                                    ---------   --------    ---------   ----------  ----------        ---------
 Income from operations                                42,339      1,304       (3,688)      (7,804)     13,499           45,650
Other income (expense):
 Interest expense                                     (86,420)         -            -            -       2,424   (h)    (83,996)
 Interest and investment income                         8,155          -            2            -       3,892   (i)     12,049
 Gain on sale of WSBK                                  41,671          -            -            -     (41,671)  (l)          -
 Other                                                    413          -            -            -           -              413
                                                    ---------   --------    ---------   ----------  ----------        ---------
                                                      (36,181)         -            2            -     (35,355)         (71,534)
                                                    ---------   --------    ---------   ----------  ----------        ---------
Income (loss) before income taxes                       6,158      1,304       (3,686)      (7,804)    (21,856)         (25,884)
Benefit (provision) for income taxes                  (34,500)         -         (145)           -      31,254   (j)     (3,391)
Equity in loss of affiliates                             (607)         -            -            -           -             (607)
                                                    ---------   --------    ---------   ----------  ----------        ---------
Net income (loss)                                   $ (28,949)  $  1,304    $  (3,831)  $   (7,804) $    9,398        $ (29,882)
                                                    =========   ========    =========   ==========  ==========        =========
Earnings per common and common
 equivalent share                                   $    (.50)                                                        $    (.52)
                                                    =========                                                         =========
Weighted average shares outstanding                    68,461                                                            68,461
                                                    =========                                                         =========

                    Notes to Pro Forma Financial Information

    (a) Reflects cash received on the sale of the Birmingham Station, net of cash paid to reduce a portion of NWCAC's debt.

    (b) Reflects an adjustment to intangible assets as a result of a reduction in the valuation allowance recorded for net operating losses.

    (c) Reflects income taxes payable related to the sale of the Birmingham Station, the reduction of accrued interest associated with the reduction of a portion of NWCAC's debt and costs accrued associated with the sale of the Birmingham Station.

    (d) Reflects the reduction of a portion of NWCAC's debt with the net proceeds from the sale of the Birmingham Station.

    (e) Reflects the estimated deferred tax effect of the sale of the Birmingham Station.

    (f)  Reflects adjustment for the sale of the Birmingham Station.

    (g) Reflects the increase of amortization of intangible assets and depreciation of property, plant and equipment based on the fair value assets acquired from Argyle, net of a reduction associated with the sale of the Birmingham Station.

    (h) Reflects adjustments to interest expense for the sale of the Boston Station in 1995, additional borrowings under the Acquisition Credit Agreement to finance the purchase of Argyle and repay Argyle's debt assumed in 1995, and for the sale of the Birmingham Station in 1996.

    (i) Reflects interest income earned on net proceeds from the sale of the Birmingham Station.

    (j) Reflects adjustment of the provision for income taxes in accordance with SFAS No. 109; in 1995, the adjustment is primarily related to the sale of the Boston Station.

    (k) Reflects the elimination of Argyle-related corporate expenses as a result of the consolidation of operations and the adjustment of total corporate expenses based on management's estimate of total corporate expenses.

    (l)  Reflects elimination of the gain for the sale of the Boston
         Station.